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                                                                   EXHIBIT 10.10
                                                                   -------------

                                 FIRST AMENDMENT
                                       TO
                               ADVISORY AGREEMENT


         THIS FIRST AMENDMENT ("Amendment") to the Advisory Agreement, dated as of February 22, 2000 (the "Advisory Agreement"), between T REIT, Inc., a Virginia corporation (the "Company"), and Triple Net Properties, L.L.C., a Virginia limited liability company (the "Advisor"), is made effective as of February 22, 2001. Capitalized terms not otherwise defined herein shall be defined in accordance with the Advisory Agreement.

                                    RECITALS
                                   --------

         WHEREAS, the Company and the Advisor entered into the Advisory Agreement as of February 22, 2000 for a term of one (1) year, subject to successive one-year renewals with the written mutual consent of the parties, including approval of a majority of the independent directors of the Company; and

         WHEREAS, the Company and the Advisor desire to extend the Advisory Agreement for an additional term of one (1) year, subject to successive one-year renewals as set forth in the Advisory Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the Advisory Agreement is hereby amended as follows:

                                   AGREEMENT
                                   ---------

1.       Amendments.  Section 16 of the Advisory Agreement is amended to state
         ----------
as follows:
                  16.      Term; Termination of Agreement.

                  This Agreement will continue in force until February 22, 2002, subject to successive one-year renewals with the written mutual consent of the parties, including the approval of a majority of the Independent Directors .

                  Notwithstanding any other provision of the Agreement to the contrary, either the Company or the Advisor may terminate this Agreement, or any extension hereof, or the parties by mutual consent or a majority of the Independent Directors may do so, in each case upon 60 days written notice without cause or penalty. In the event of the termination of the Agreement, the Advisor will cooperate with the Company and take all reasonable steps requested to assist the Board of Directors in making an orderly transition of the advisory function.

                  If this Agreement is terminated pursuant to this Section, such termination shall be without any further liability or obligation of either party to the other, except as provided in Section 19.

                  If this Agreement is terminated for any reason other than the listing of Shares as contemplated in Section 12, all obligations of the Advisor and its Affiliates to offer property to the Company for purchase, as described in Section 2(a), shall also terminate.

2.       Ratification.  Except as modified hereinabove, the Advisory Agreement
         ------------
is ratified and reaffirmed in its entirety.

3.       Counterparts.  This Amendment may be executed in counterparts
         ------------
(including facsimile counterparts), all of which taken together shall constitute one document.
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WITNESS the following signatures:


COMPANY:                   T REIT, Inc.,
                           a Virginia corporation

                           By:     /s/  Anthony W. Thompson
                                   ------------------------------
                                   Anthony W. Thompson, President



                           By:     /s/  Warren H. James
                                   -------------------------------------
                                   Warren H. James, Independent Director



                           By:     /s/  James R. Nance
                                   ------------------------------------
                                   James R. Nance, Independent Director



ADVISOR:                   Triple Net Properties, L.L.C.,
                           a Virginia limited liability company


                           By:     /s/  Anthony W. Thompson
                                   ---------------------------------
                                   Anthony W. Thompson, President